Exhibit 3.177
FILED
In the Office of the
Secretary of State of Texas
July 28, 1986
Clerk I-B
Corporations Section
ARTICLES OF INCORPORATION
OF
NHCI OF HILLSBORO, INC.
The undersigned natural person of the age of eighteen years or more, acting as incorporator of the incorporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:
ARTICLE ONE
The name of the corporation is NHCI OF HILLSBORO, INC.
ARTICLE TWO
The period of its duration is perpetual.
ARTICLE THREE
The purpose or purposes for which the corporation is organized is to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.
ARTICLE FOUR
The aggregate number of shares which the corporation shall have authority to issue is 1,000 shares of $ 1.00 par value common stock.
ARTICLE FIVE
The corporation will not commence business until it has received for issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done or property actually received, which sum is not less than One Thousand Dollars ($1,000.00).
ARTICLE SIX
The street address of its initial registered office is 811 Dallas Avenue, Houston, Texas 77002, and the name of its initial registered agent at such address is C T CORPORATION SYSTEM.
ARTICLE SEVEN

The number of directors of the corporation may be fixed by the by-laws. The director constituting the initial board of directors who is to serve as director until successor or successors are elected and qualified is

Stephen L. Phelps	444 North Oates Street
Dothan, AL 36303
ARTICLE EIGHT
The name and address of the incorporator is:

Cheryl M. Roberts	1212 Guadalupe, Suite 102
Austin, TX 78701
IN WITNESS WHEREOF, I have hereunto set my hand, this 28th day of July, 1986.
Sworn to 7/28/86
/s/ Cheryl M. Roberts
CHERYL M. ROBERTS
/s/ Delanie M. Lundgren
Delanie M. Lundgren
Notary Public for the State of Texas
My Commission Expires 9-24-89

FILED
In the Office of the
Secretary of State of Texas
Dec 19 1986
Clerk III-M
Corporations Secretary
ASSUMED NAME CERTIFICATE
FOR AN INCORPORATED BUSINESS OR PROFESSION
1. The assumed name under which the business or professional service is or is to be conducted or rendered is Hill Regional Hospital.
2. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is NHCI of Hillsboro, Inc., and the charter number or certificate of authority number, if any, is 1005527.
3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 811 Dallas Ave., Houston, Texas 77002.
4. The period, not to exceed ten years, during which the assumed name will be used is ten years.
5. The corporation is a (circle one) business corporation non-profit corporation, professional corporation, professional association or other type of corporation (specify)         , or other type of incorporated business, professional or other association or legal entity (specify)
6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is 811 Dallas Ave., Houston, Texas 77002 and the name of its registered agent at such address is CT corporation system. The address of the principal office (if not the same as the registered office) is 101 Circle Drive, Hillsboro, Texas 76645
7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is 101 Circle Drive. Hillsboro, Texas 76145 and the office address elsewhere is 811 Dallas Ave., Houston, Texas 77002
8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “all” or “all except            ”):
all
/s/ John S. Schwartz, Assistant Sec’y
Signature of officer, representative or attorney-in-face of the corporation

Before me on this 9th day of December, 1986, personally appeared John S. Schwartz and acknowledged to me that _he executed the foregoing certificate for the purposes therein expressed.
(Notary seal)
/s/ Rita L. Fike
Notary Public Houston County
State of Alabama
My Commission Expires: 7/19/89
NOTE: A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

FILED
In the Office of the
Secretary of State of Texas
NOV 01 1994
Corporations Section
STATE OF TEXAS
STATEMENT OF CHANGE OF REGISTERED
OFFICE OR REGISTERED AGENT, OR BOTH BY
A DOMESTIC PROFIT CORPORATION
1. The name of the corporation is:
NHCI OF HILLSBORO, INC.
2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of Texas before filing this statement is:
811 Dallas Avenue, Houston, TX 77002
3. The address, including street and number, to which its registered office is to be changed is:
100 Congress Avenue, Suite 1100, Austin TX 78701
4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is:
CT Corporation System
5. The name of its new registered agent is:
Corporation Service Company
d/b/a CSC-Lawyers Incorporating Service
6. The address of its registered office and the address of the office of its registered agent, as changed, will be identical.
7. Such change was authorized by: (Check one)
☐ A. The Board of Directors
☑ B. An officer of the corporation so authorized by the Board of Directors.
Dated October 25, 1994.
/s/ Sara Martin-Michels
An Authorized Officer

FILED
In the Office of the
Secretary of State of Texas
MAY 18 1996
Corporations Section
STATEMENT OF CHANGE OF REGISTERED OFFICE
BY
REGISTERED AGENT
To the Secretary of State
State of Texas
Pursuant to the provisions of Article 2.10.1 of the Texas Business Corporation Act, the undersigned registered agent, for the corporation named below submits the following statement for the purpose of changing the registered office address for such corporation in the State of Texas:
Charter No. 0100552700
1 The name of the corporation (hereinafter called the “Corporation”) represented by the said registered agent is:
NHCI OF HILLSBORO, INC.
2. The address at which the said registered agent has maintained the registered office for the corporation is
100 Congress Avenue
Suite 1100
Austin, Texas 78701
3. The new address at which the said registered agent will hereafter maintain the registered office for the corporation is
400 N. St. Paul
Dallas, Texas 75201
4. Notice of this change of address has been given in writing to the above corporation at least 10 days prior to the date of filing of this Statement.
Dated: May 15, 1996
Corporation Service Company
d/b/a CSC-Lawyers Incorporating Service Company
/s/ John H. Pelletier
John H. Pelletier, Assistant Vice President

FILED
In the Office of the
Secretary of State of Texas
FEB 18 1997
Corporations Section
ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application or comparable document is NHCI of Hillsboro.
2. The assumed mime under which the business or professional service le or is to be conducted or rendered is Hill Regional Hospital.
3. The state, country, or ether Jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 400 North St. Paul, Dallas TX 75201.
4. The period, not to exceed 10 years, during which the assumed name will be used is 10yrs.
5. The entity is a (circle one): business corporation non-profit corporation, professional corporation, professional association, limited liability company, limited partnership, registered limited liability partnership or some other type of incorporated business, professional or other association (specify)           .
6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 400 North St Paul, Dallas, TX 75201 and the name of its registered agent at such address is Corporation Service Company. The address of the principal office (if not the sawn as the registered office) is 101 Circle Drive, Hillsboro, TX 76645.
7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated. organised or associated under the laws of Texas, the address of its place of business in Texas is            and the office address elsewhere is           .
8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): all
(Certificate must be executed and notarised on the back of this form.)

/s/ Sara Martin-Michels
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Before me on this 17th day of February, 1997 personally appeared Sara Martin Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.
(Notary Seal)
/s/ Angela L. Bruce
Notary Public, State of Tennessee
INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE
1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of Incorporation, articles of organization, certificate of limited partnership or application, must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.
2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact ear corporate information unit at (612) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this Information.
3. A certificate executed and acknowledged by an attorney-in-fact shell include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.
4. For purposes of filing with the samba of slate, the assumed name registrant should submit an originally executed assumed name connate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporation Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5582, TDD: (800) 735-2389, FAX: (512) 463-5709.
5. All assumed name certificate to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.
6. Whenever an event occurs that abuses the information be the assumed name certificate to become materiel)), misleading (eg. change of registered agent/office or a change of name), a new certificate must be flied within 64 days alter the occurrence of the events which necessitate the filing.

7. A registrant that ceases to transact business or render professional services under an manned name for which a certificate has been flied may file an abandonment of use pursuant to the Texas Business and Commerce Code, §36.14. Forms for this purposes are available from this office.
(Notary Seal)

FILED
In the Office of the
Secretary of State of Texas
FEB 18 1997
Corporations Section
ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited partnership as stated in its articles of incorporation, articles of organisation, certificate of limited partnership, application or comparable document is NHCI of Hillsboro, Inc.
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Hill Regional Medical Clinic of Whitney.
3. The state, country, or ether jurisdiction under the laws of which k was incorporated, organised or associated is Texas, and the address of its registered or similar office in that jurisdiction is 400 North St. Paul, Dallas TX 75201.
4. The period, not to exceed lb years, during which the assumed lame will be used is 10 yrs.
5. The entity is a (circle one) business corporation non-profit corporation, professional corporation, professional association, limited liability company, limited partnership, registered liability partnership or some other type of incorporated business, professional or other association (specify)           .
6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 400 North St. Paul, Dallas, TX 75201 and the name of its registered agent at such address is Corporation Service Company. The address of the principal office (If not the same as the registered office) is 101 Circle Drive, Hillsboro, TX 76645.
7. If the entity is not required to or done sot maintain a registered office is Texas, the office address in Texas is N/A and if the entity is not incorporated, organised or associated under the laws of Texas, the address of its place of business in Texas is            and the office address elsewhere is            .
8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the delegation “ALL or “ALL EXCEPT”): All
(Certificate must be executed and notarised on the back of this form.)

/s/ Sara Martin-Michels
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Before me on this 17th day of February, 1997 personally appeared Sara Martin Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.
(Notary Seal)
/s/ Angela L. Bruce
Notary Public, State of Tennessee
INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE
1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of Incorporation, articles of organization, certificate of limited partnership or application, must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.
2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact ear corporate information unit at (612) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this Information.
3. A certificate executed and acknowledged by an attorney-in-fact shell include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.
4. For purposes of filing with the samba of slate, the assumed name registrant should submit an originally executed assumed name connate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporation Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5582, TDD: (800) 735-2389, FAX: (512) 463-5709.
5. All assumed name certificate to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.
6. Whenever an event occurs that abuses the information be the assumed name certificate to become materiel)), misleading (e.g. change of registered agent/office or a change of name), a new certificate must be flied within 64 days alter the occurrence of the events which necessitate the filing.
7. A registrant that ceases to transact business or render professional services under an manned name for which a certificate has been flied may file an abandonment of use pursuant to the Texas Business and Commerce Code, §36.14. Forms for this purposes are available from this office.

FILED
In the Office of the
Secretary of State of Texas
FEB 18 1997
Corporations Section
ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited partnership as stated in its articles of incorporation, articles of organisation, certificate of limited partnership, application or comparable document is NHCI of Hillsboro, Inc.
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Hill Regional Medical Clinic of Itasca.
3. The state, country, or ether jurisdiction under the laws of which k was incorporated, organised or associated is Texas, and the address of its registered or similar office in that jurisdiction is 400 North St. Paul, Dallas TX 75201.
4. The period, not to exceed lb years, during which the assumed lame will be used is 10 yrs.
5. The entity is a (circle one) business corporation non-profit corporation, professional corporation, professional association, limited liability company, limited partnership, registered liability partnership or some other type of incorporated business, professional or other association (specify)          .
6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 400 North St. Paul, Dallas, TX 75201 and the name of its registered agent at such address is Corporation Service Company. The address of the principal office (If not the same as the registered office) is 101 Circle Drive, Hillsboro, TX 76645.
7. If the entity is not required to or does not maintain a registered office is Texas, the office address in Texas is NA and if the entity is not incorporated, organised or associated under the laws of Texas, the address of its place of business in Texas is            and the office address elsewhere is           .
8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the delegation “ALL or “ALL EXCEPT”): All
(Certificate must be executed end notarised on the back of this form.)

/s/ Sara Martin-Michels
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Before me on this 17th day of February, 1997 personally appeared Sara Martin Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.
(Notary Seal)
/s/ Angela L. Bruce
Notary Public, State of Tennessee
INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE
1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of Incorporation, articles of organization, certificate of limited partnership or application, must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.
2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact ear corporate information unit at (612) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this Information.
3. A certificate executed and acknowledged by an attorney-in-fact shell include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.
4. For purposes of filing with the samba of slate, the assumed name registrant should submit an originally executed assumed name connate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporation Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5582, TDD: (800) 735-2389, FAX: (512) 463-5709.
5. All assumed name certificate to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.
6. Whenever an event occurs that abuses the information be the assumed name certificate to become materiel)), misleading (eg. change of registered agent/office or a change of name), a new certificate must be flied within 64 days alter the occurrence of the events which necessitate the filing.
7. A registrant that ceases to transact business or render professional services under an manned name for which a certificate has been flied may file an abandonment of use pursuant to the Texas Business and Commerce Code, §36.14. Forms for this purposes are available from this office.

REQUEST FOR MAINTENANCE ON ASSUMED NAME RECORDS
ASSUMED NAME Hill Regional Medical Clinic of Whitney
CHARTER NUMBER AND TYPE 1005527-0
CORPORATION NAME            NHCI of Hillsboro, Inc.
INSTRUCTIONS:
ATTACH COPIES OF DOCUMENTS FOR ANY ENTRY NEEDED
☐ ASSUMED NAME ENTERED TO WRONG CORPORATION, DELETE, AND ADD TO FILE #           .
☐ ASSUMED NAME FILED IN ERROR, DELETE
☑ CHANGE ASSUMED NAME TO: Hill Regional Medical Clinic of Whitney
☐ CHANGE DATE OF FILING
☐ CHANCE DURATION TO
☐ CHANGE COUNTIES TO
☐ CHANGE ENTITY NAME TO
☐ CHANGE OFFICE ADDRESS TO
☐ CHANGE DATE OF ABANDONMENT
☐ ABANDONMENT ENTERED TO WRONG FILE, DELETE AND ADD TO            ,
FILE #           , DATED           .
☐ ABANDONMENT FILED IN ERROR, CHANGE ASSUMED NAME TO ACTIVE STATUS.

EXPLAIN REASON FOR MAINTENANCE:	Typo on Regional

PERSON REQUESTING MAINTENANCE	/s/ DHH DATE COMPLETED 2-19-97

FILED
In the Office of the
Secretary of State of Texas
July 14 1997
Corporations Section
STATEMENT OF CHANGE OF REGISTERED OFFICE
BY
REGISTERED AGENT
To the Secretary of State
State of Texas
Pursuant to the provisions of Article 2.10.1 of the Texas Business Corporation Act, the undersigned registered agent, for the corporation named below submits the following statement for the purpose of changing the registered office address for such corporation in the State of Texas:
Charter No. See attached list
1. The name of the corporation (hereinafter called the “Corporation”) represented by the said registered agent is:
See attached list
2. The address at which the said registered agent has maintained the registered office for the corporation is
400 N. St. Paul
Dallas, Texas 75201
3. The new address at which the said registered agent will hereafter maintain the registered office for the corporation is
800 Brazos
Austin, Texas 78701
4. Notice of this change of address has been given in writing to the above corporation at least 10 days prior to the date of filing of this Statement.
Dated: July 11, 1997
Corporation Service Company
d/b/a CSC-Lawyers Incorporating Service Company
John H. Pelletier, Assistant Vice President

PAGE NO:
STATE OF TEXAS
OFFICE OF THE SECRETARY OF STATE
PREN7ICE HALL REGISTERED AGENT EXTRACT
DATE: 07/28/97
COR81AMD

FILE
TYPE	FILE NO.	STATUS	CORPORATION NAME & AGENT	ADDRESS	CITY	ZIP
00	01005527	A	NHCI OF HILLSBORO, INC. CSC-LAWYERS INCORPORATING SERVICE	400 N. ST. PAUL	DALLAS	75201

00	01006275	A	THE FORGOTTEN WOMAN OF DALLAS, INC. UNITED STATES CORPORATION COMPANY	400 N. ST. PAUL STREET	DALLAS	75201

00	01006890	A	TISHMAN CONSTRUCTION CORPORATION OF DALLAS CORPORATION SERVICE COMPANY, DBA C+	400 N. ST. PAUL	DALLAS	75201

00	01004044	A	HCA PHYSICIAN SERVICES OF NORTH TEXAS, INC. PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01009045	A	PHYSICIANS MRI SERVICES, INC. PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01009280	A	PROJECTION VIDEO SERVICES, INC. US CORPORATION COMPANY	400 N. ST. PAUL STREET	DALLAS	75201

00	D1012069	A	THE FORGOTTEN WOMAN OF HOUSTON, INC. UNITED STATES CORPORATION SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01012194	A	DALLAS BEVERAGE, INC. PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01013443	A	SRL AMARILLO INVESTORS, INC. CORPORATION SERVICE CO D/B/A CSC — L+	400 N. ST. PAUL	DALLAS	75201

00	01014421	A	MACDERMID SYSTEMS, INC. PRENTICE HALL CORP SYSTEM	400 N. ST. PAUL	DALLAS	75201

00	01017207	A	AMADEA FILM PRODUCTIONS, INC. PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01017754	A	GULDEN GLORY, INC. PRENTICE HALL CORP SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01019354	A	BHC ACQUISITION CORPORATION CORPORATION SERVICE COMPANY D/B/A	400 NORTH ST. PAUL	DALLAS	75201—

00	01019560	A	PLAZA RESEARCH CORPORATION PRENTICE HALL CORP SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01021676	A	LAKE CLIFF HOSPITAL, INC. CORPORATION SERVICE COMPANY D/B/A	400 NORTH ST. PAUL	DALLAS	75201

00	01022196	A	THE ANTIGONE CORPORATION PRENTICE HALL CORP	400 N. ST. PAUL STREET	DALLAS	75201

FILE
TYPE	FILE NO.	STATUS	CORPORATION NAME & AGENT	ADDRESS	CITY	ZIP
00	01023167	A	WANT ADS OF IRVING, INC. PRENTICE HALL CORP SYSTEM	400 N. ST. PAUL STREET	DALLAS	75201

00	01023335	A	CCA CENTRAL, INC. CORPORATION SERVICE COMPANY D/B/A	400 NORTH ST. PAUL STREET	DALLAS	75201

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
STATEMENT OF ABANDONMENT
ASSUMED NAME
FILED
in the Office of the
Secretary of State of Texas
JAN 02 1998
Corporations Section
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of organization, certificate of limited partnership, application for certificate of authority or comparable document is NHCI of Hillsboro, Inc. and the charter number, certificate of authority number, or registration number if any, is 1005527.
2. The assumed name being abandoned is Hill Regional Medical Clinic of Itasca.
3. The date on which the assumed name certificate was filed in the office of the Secretary of State is February 18, 1997; an assumed name certificate has also been filed in the county clerk’s office(s) in the following county or counties: Hill County.
4. If the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos St., Austin, TX 78701 ,and the name of its registered agent at such address is Corporation Service Company. The address of the principal office (if not the same as the registered office) is101 Circle Drive, Hillsboro, TX 76645.
5. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A, and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is           , and the office address elsewhere is           .

/s/ Sara Martin-Michels
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Before me on this 22nd day of December, 1997 personally appeared Sara Martin Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.
(Notary Seal)
/s/ Jayne E. Sloan
Notary Public
INSTRUCTIONS FOR STATEMENT OF ABANDONMENT OF ASSUMED NAME
1. A corporation, limited liability company, limited partnership, or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, certificate of limited partnership, articles of organization or application for certificate of authority must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.
2. The statements should be signed and acknowledged by an officer, manager, general partner, representative or attorney-in-fact of the entity. A statement executed and acknowledged by an attorney-in-fact must include a statement that the attorney-in-fact has been duly authorized in writing by the principal to execute and acknowledge the same.
3. The information provided in paragraph 3 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information, you may contact our Public Information Team at (512) 463-5555.
4. Send two copies of the executed and acknowledged statement to the Secretary of State, Statutory Filings Corporations Section, P.O. Box 13697, Austin, Teems, 7871136197. The delivery address is 1019 Brazos, Austin, Texas 78701. The phone number is (512) 463-3533.
5. The statutory fee for filing the statement is $10.00, section 36.15, Texas Business and Commerce Code. Please submit a check or money order made payable to the secretary of state. The check or money order must be payable through a U.S. bank or financial institution.
6. All statements of abandonment to be filed with the county clerk should be forwarded by the registrant directly to the county clerk.

☐ Code    ☐ 13196 Franchise    ☐ 16196 Bank
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Do not write in the space below:
c. Taxpayer identification number 1-74-2425482-3
d. Report year
02
Fri41402
e. PIR / IND 1 2,3, 4
Secretary of State file number or, if none,
Comptroller unchartered number
g 01005527507
Item k on Franchise
Tax Report form, Page 1
Corporation name and address
NHCI of Hillsboro, Inc.
155 Franklin Road, Suite 400
Brentwood TN 37027
The following information MUST be provided for the Secretary of Slate (S.O.S.) by each corporation or limited liability company that tiles a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
Please sign below
“SECTION A” MUST BE COMPLETE AND ACCURATE.
If preprinted information is not correct. please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B. and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
101 Circle Drive, Hillsboro, TX 76645

SECTION A Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
See Stmt 2
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company. if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.

Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest

Name of owned (subsidiary) corporation	Slate of incorporation	Texas S.O.S. file number	Percentage interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets. if necessary.

Name of owning		Texas S.O.S. file
(parent) corporation	State of incorporation	number	Percentage Interest
Hallmark Holdings Corp.	NY	N/A	100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: Corporation Service Company
Office 800 Brazos Street
Austin, TX 78701
☐ Check here it you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of the report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or related corporation.

	Officer, director, or			Daytime Phone
	other authorized			(Area code and
Sign here	person	Title	Date	number)
	T. Mark Buford	Vice Pres. and Controller	11/13/02	615/373-9600

NHCI of Hillsboro, Inc.
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

MAILING
NAME	TITLE	DIRECTOR	ADDRESS
Portacci, Michael T.	President	Yes	155 Franklin Road. Suite 400, Brentwood, Tennessee 37027

Cash. W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road. Suite 400, Brentwood. Tennessee 37027

Seifert, Rachel A.	S.V.P. / Secretary / General Counsel	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Schweinhart, Martin G	S.V.P., Operations	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Hardison, Robert E.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert A	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Parsons, Linda K.	V.P., Human Resources	No	155 Franklin Road, Suite 400, Brentwood. Tennessee 37027

Lipp, Carolyn S.	S.V.P., Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

MAILING
NAME	TITLE	DIRECTOR	ADDRESS
Horrar, Robert O.	Asst. V.P., Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Carlton, Larry	Asst V.P., Revenue Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Connelly, Sherry A.	Asst. Secretary	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
(Form 408)
Filed in the Office of the Secretary of State of Texas
Filing #: 100552700 07/31/2003
Document #: 39217580543
Image Generated Electronically
for Web Filing
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1. The name of the entity represented is
NHCI OF HILLSBORO, INC.
The entity’s filing number is 100552700
2. The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)
800 Brazos, Austin, Texas 78701
3. The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)
701 Brazos Street, Suite 1050, Austin, Texas 78701
4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 07/31/03
Corporation Service Company
d/b/a CSC-Layers Incorporating Service Company
Name of Registered Agent
John H. Pelletier, Asst. VP
Signature of Registered Agent
FILING OFFICE COPY

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
FILED
In the Office at the
Secretary of State of Texas
Nov 06 2003
Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1 The name of the entity is NHCI OF HILLSBORO, INC. and the file number issued to the entity by the secretary of state is 100552700
2. The entity is: (Check one.)
☑ a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.
☐ a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.
☐ a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.
☐ a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.
☐ an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 701 Brazos Street, Suite 1050, Austin, TX 78701
4. ☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)
1614 Sidney Baker Street, Kerrville, TX 78028
OR ☐ B. The registered office address will not change.
5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Corporation Service Company

6. ☑ A. The name of the NEW registered agent is National Registered Agents, Inc.
OR ☐ B. The registered agent will not change.
7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.
By: /s/ Kimberly L. Wright Asst. Sec.
(A person authorized to sign on behalf of the entity)
INSTRUCTIONS
1. It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.
2. You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.
3. An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.
4. Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5. Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.

☐ Code    ☐ 13196 Franchise    ☐ 16196 Bank
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Do not write in the space below:
c. Taxpayer identification number
1-74-2425482-3
d. Report year
03
e. PIR / IND 1, 2,3, 4
Secretary of State file number or, if none,
Comptroller unchartered number
g. 01005527507
Item k on Franchise
Tax Report form, Page 1
Corporation name and address
NHCI of Hillsboro, Inc.
155 Franklin Road, Suite 400
Brentwood TN 37027
The following information MUST be provided for the Secretary of Slate (S.O.S.) by each corporation or limited liability company that tiles a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
Please sign below
“SECTION A” MUST BE COMPLETE AND ACCURATE.
If preprinted information is not correct. please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B. and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
101 Circle Drive, Hillsboro, TX 76645
SECTION A Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
See Stmt 2
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company. if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.

Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest

Name of owned (subsidiary) corporation	Slate of incorporation	Texas S.O.S. file number	Percentage interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning		Texas S.O.S. file
(parent) corporation	State of incorporation	number	Percentage Interest
Hallmark Holdings Corp.	NY	N/A	100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: Corporation Service Comp
Office 800 Brazos Street
Austin, TX 78701
☐ Check here it you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of the report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or related corporation.

	Officer, director, or			Daytime Phone
	other authorized			(Area code and
Sign here	person	Title	Date	number)
	T. Mark Buford	Vice Pres. and Controller		615/373-9600

NHCI of Hillsboro, Inc.
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

MAILING
NAME	TITLE	DIRECTOR	ADDRESS
Michael T. Portacci	President	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Cash, W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road. Suite 400, Brentwood, Tennessee 37027

Seifert, Rachel A.	S.V.P. / Secretary / General Counsel	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Schweinhart, Martin	G.S.V.P., Operations	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Hardison, Robert E.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

James W. Doucette	V.P., Finance and Treasurer	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Parsons, Linda K.	V.P., Human Resources	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Lipp, Carolyn S.	S.V.P., Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

MAILING
NAME	TITLE	DIRECTOR	ADDRESS
Horrar, Robert O.	Asst. V.P., Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood. Tennessee 37027

Carlton, Larry	Asst. V.P., Revenue Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Sherry A. Connelly	Asst. Secretary	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Filing Number: 100552700
☐ Code    ☐ 13196 Franchise    ☐ 16196 Bank
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Do not write in the space below:
c. Taxpayer identification number
1-74-2425482-3
d. Report year
04
e. PIR / IND 1, 2, 3, 4
Secretary of State file number or, if none,
Comptroller unchartered number
g. 0100552700
Item k on Franchise
Tax Report form, Page 1
Corporation name and address
NHCI of Hillsboro, Inc.
155 Franklin Road, Suite 400
Brentwood TN 37027
The following information MUST be provided for the Secretary of Slate (S.O.S.) by each corporation or limited liability company that tiles a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
If preprinted information is not correct. please type or print the correct information.
Please sign below
☐ Check here if there are currently no changes to the information preprinted in Sections A, B. and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
101 Circle Drive, Hillsboro, TX 76645
SECTION A Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
See Stmt 2
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)

NAME	Title	Director ☐ Yes	Social Security No. (Optional)
Mailing Address			Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest

Name of owned (subsidiary) corporation	Slate of incorporation	Texas S.O.S. file number	Percentage interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning		Texas S.O.S. file
(parent) corporation	State of incorporation	number	Percentage Interest
Hallmark Holdings Corp.	NY	N/A	100.0000
Registered agent and registered office currently on file. (See instructions if you need to make changes.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street
Kerrville, TX 78028
☐ Check here it you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of the report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or related corporation.

	Officer, director, or			Daytime Phone
	other authorized			(Area code and
Sign here	person	Title	Date	number)
	T. Mark Buford	Vice Pres. and Controller	11-12-04	615/373-9600

NHCI of Hillsboro, Inc.
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

MAILING
NAME	TITLE	DIRECTOR	ADDRESS
Michael T. Portacci	President	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Cash, W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Seifert, Rachel A.	S.V.P. / Secretary / General Counsel	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Hawkins, Kenneth D. S.V.P.,	Acquisitions and Development	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

James W. Doucette	V.P., Finance and Treasurer	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Parsons, Linda K.	V.P., Human	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027 Resources

Lipp, Carolyn S.	S.V.P., Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

MAILING
NAME	TITLE	DIRECTOR	ADDRESS
Horrar, Robert O.	Asst. V.P., Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Canton, Larry	Asst. V.P., Revenue Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Sherry A. Connelly	Asst. Secretary	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027